Exhibit 99.1
October 2011
Investor Presentation
HOUSTON AMERICAN ENERGY
CORP

Forward-Looking Statements
 This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company’s future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “expect,” “intend,” “plan,” “subject to,” “anticipate,” “estimate,” “continue,” “present value,” “future,” “reserves,” “appears,” “prospective,” or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company’s growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in “Risk Factors” and elsewhere in the Company’s Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.
 The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and unrisked resource potential. These terms include reserves with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such reserve numbers. The recipient is urged to consider closely the disclosure in our Form 10-K, File No. 001-32955, available from us at 801 Travis, Suite 1425, Houston, Texas 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Company Overview
▪ Houston American Energy Corp (NYSE Amex:HUSA), the “Company”, is a growth-
 oriented independent energy company engaged in the exploration, development and production of crude oil and natural gas resources
▪ Operations focused in Colombia
 • Participated in drilling of 125 wells in Colombia to date
 • Developing new international projects with a focus on Colombia, Peru and Brazil
▪ Significant concessions in Colombia with substantial drilling inventory identified by advanced 3-D seismic interpretation
 • Over 825,000 gross acres with more than 50 currently identified drilling prospects on 3D seismic data
Market Cap:	$409.8MM	Debt Outstanding:	$0.0
Average Volume:	216,485	Shares Outstanding:	31,165,230

Investment Opportunity
▪ Unique portfolio of high impact, large reserve potential projects in Colombia
 • Pure-play small cap oil focused investment opportunity with substantial upside potential
 • Significant acreage position focused in the Llanos Basin in Colombia
 • Favorable government royalties and fiscal terms on existing contracts
▪ Significant Technical Partner with SK Energy, a leading Asian integrated oil and gas company
▪ Proven Track Record
 • Participating in successful drilling program led by Hupecol
 • Drilled 125 wells in Colombia with approximately 70% success rate to date
▪ Low cost structure
 • Non-operator strategy allows for minimal corporate staff
 • Colombian properties have lower finding and development costs versus U.S. conventional and unconventional reserves
▪ Experienced management and board of directors with access to proprietary deal flow
▪ Simple capitalization structure

Business Strategy

- Explore and develop existing properties through the drill bit
  - Increase production and cash flow by drilling and completing identified well locations
  - Quantify value of our asset base through an aggressive testing and drilling program
  - Explore for and develop additional proved reserves on approximately 180,000 net acres
- Acquire additional interest in oil and gas properties through partnerships and joint ventures with experienced operators
  - Target acquisitions that enhance our core areas
  - Focus on high impact, lower risk drilling prospects
- Capitalize on the expertise, experience and strategic relationships of the management team and board of directors

4

HOUSTON AMERICAN ENERGY CORP

International Assets

International Operations - Colombia

Interest in Six Concessions

Operator	Interest
SK Energy	37.5% working interest in the CPO 4 concession covering ~ 345,452 acres
Hupecol	12.5% working interest in the Serrania concession covering ~ 110,769 acres
Hupecol	12.5% interest in the Los Picachos concession covering ~ 86,235 acres
Hupecol	12.5% interest in the Macaya concession covering ~ 195,201 acres
Hupecol	1.6% working interest in La Cuerva concession covering ~ 48,000 acres
Hupecol	1.6% working interest in LLA 62 concession covering ~ 40,000 acres

5

HOUSTON AMERICAN ENERGY CORP

Overview of Colombia
▪ President Juan Manuel Santos (elected
 August 7, 2010) - Pro Business
▪ Main US ally in South America
▪ Population: 45,644,023
▪ Capital Bogotá: 8,840,116 citizens
▪ Exchange rate 2010: 1,807 COP$/US$
▪ Gross domestic product, GDP, 2008: US$
 395.4 Billion
▪ GDP / Capita, 2008: $8,800
▪ Current Production of 850,000 bbl/day
Source: Wood Mackenzie, IHS, CIA.GOV

Colombia's Oil Production and Consumption

Production
Consumption
Million Short Tons
900
800
700
600
500
400
300
200
100
0
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
Year

Source: EIA Country Energy Profiles; Short Term Energy Outlook

Colombia
New Model
Colombia
Previous model
United Kingdom
Pakistan
Peru
India
Brasil
Trinidad & Tobago
Thailand
Sudan
China
Gabon
Norway
Malaysia
Egypt
Venezuela
Contractor Take (1 - State Take)
60%
50%
40%
30%
20%
10%
0%
10%
20%
30%
40%
50%
Profitability
40%
50%
60%
70%
80%
90%
100%
State
Take

HOUSTON AMERICAN ENERGY CORP

Overview of Colombia
▪ Colombia is currently a net exporter (~ 450,000 bbls/d) of crude oil, but the country's reserves and production had been
 declining
▪ To combat this decline, the Colombian government enacted a number of incentives aimed to attract foreign investment:
 • Sliding scale royalty rates based on field size, with an
 8% royalty rate for most fields
 • 100% company ownership of production projects
 • Eliminated government back-in rights on new
 concessions
 • Vastly improved security environment - President
 Santos on offensive with broad popular support
 • Military increased 273,000 to 370,000 personnel in 2
 years. US assistance at US$600 million/year
 • Progressive Colombia fiscal changes similar to those in
 UK which spurred renewed interest in the North Sea
▪ Colombia has a well developed infrastructure system
 comprising of over 3,700 miles of crude and product pipelines.
 This system is concentrated on transporting crude from the
 main producing basins (Llanos and Magdalenas)
Source: Wood Mackenzie, IHS, CIA.GOV

Independent Engineer’s
Recoverable Resource
Evaluation Summary

Unrisked Prospective and Undiscovered Resouces - CPO 4, Serrania & Picachos Blocks						
	Low Estimate		Best Estimate		High Estimate	
	100% W.I.	HUSA Share	100% W.I.	HUSA Share	100% W.I.	HUSA Share
Light & Medium Crude						
Recoverable Oil (Mbbl)	18,612	6,979	49,368	18,513	127,365	47,762
Heavy Oil						
Recoverable Oil (Mbbl)	67,535	10,019	231,686	32,985	757,082	105,086
Total	**86,147**	**16,998**	**281,054**	**51,498**	**884,446**	**152,848**

Unrisked Prospective Resouces - CPO 4 & Serrania Blocks						
	Low Estimate		Best Estimate		High Estimate	
	100% W.I.	HUSA Share	100% W.I.	HUSA Share	100% W.I.	HUSA Share
Light & Medium Crude						
Recoverable Oil (Mbbl)	18,612	6,979	49,368	18,513	127,365	47,762
Heavy Oil						
Recoverable Oil (Mbbl)	43,756	7,046	136,741	21,117	417,795	62,676
Total	**62,367**	**14,026**	**186,109**	**39,629**	**545,160**	**110,437**

Unrisked Prospective Resouces - CPO 4 Block						
	Low Estimate		Best Estimate		High Estimate	
	100% W.I.	HUSA Share	100% W.I.	HUSA Share	100% W.I.	HUSA Share
Light & Medium Crude						
Recoverable Oil (Mbbl)	18,612	6,979	49,368	18,513	127,365	47,762
Heavy Oil						
Recoverable Oil (Mbbl)	6,305	2,365	16,097	6,036	41,806	15,677
Total	**24,917**	**9,344**	**65,465**	**24,549**	**169,171**	**63,439**

Unrisked Prospective Resouces - Serrania Block						
	Low Estimate		Best Estimate		High Estimate	
	100% W.I.	HUSA Share	100% W.I.	HUSA Share	100% W.I.	HUSA Share
Heavy Oil						
Recoverable Oil (Mbbl)	**37,450**	**4,681**	**120,644**	**15,081**	**375,989**	**46,999**

Unrisked Undiscovered Resouces - Serrania & Picachos Blocks						
	Low Estimate		Best Estimate		High Estimate	
	100% W.I.	HUSA Share	100% W.I.	HUSA Share	100% W.I.	HUSA Share
Heavy Oil						
Recoverable Oil (Mbbl)	**23,780**	**2,972**	**94,945**	**11,868**	**339,287**	**42,411**

HOUSTON AMERICAN ENERGY CORP

Recoverable Resource Summary
(All figures in thousands of barrels of oil)

3

PETROTECH ENGINEERING LTD.
7536 Manzanita Place, Burnaby, B. C., Canada V3N 4X1 Phone: (604) 525 6896
Email: johnyu@axion.net

October 6, 2010

Ref 10 – 23

Houston American Energy Corp.
801 Travis, Suite #1425
Houston, Texas 77002
U. S. A.

Attention: Mr. John F. Terwilliger, Chairman

Dear Sirs:

Re: Evaluation of the Interests of Houston American Energy Corp. in Serrania, Picachos and CPO 4 Blocks in Caguán-Putumayo and Llanos Basin, Colombia

At your request, we have prepared an engineering and economic evaluation of the prospective resources in the above-mentioned three exploration and production (E&P) blocks which Houston American Energy Corp. (here-in-after referred to as the "Company") has an interest. The purpose of the evaluation is to determine the prospective and undiscovered resources in these three E&P blocks. The evaluation is prepared using an effective date of September 30, 2010.

The Company has various interests in two E&P blocks in Colombia subject to the sliding scale royalty and additional X% royalty to the Agencia de Nacional Hidrocarburos (ANH) as follows:

Block Name	Basin	Gross Area	W.I.	X% Royalty	Contract Date
Serrania	Caguán-Putumayo	110,769 acres	12.5%	0	December 5, 2008
CPO 4	Llanos	345,452 acres	37.5%	31	December 18, 2008

In addition, the Company has a 12.5% working interest in a Technical Evaluation Contract (TEA) in the Picachos Block with an area of 86,235 acres in the Caguán-Putumayo Basin which is immediately west of the Serrania Block and north of the Ombu heavy oil discovery. This block has completed the work program commitments and is currently under application to convert to an E&P block.

The two E&P Contracts are with ANH. The operator of the Serrania and Picachos Blocks is Hupecol S.A. and the operator in the CPO 4 Block is SK Petroleum Corp.

In the CPO 4 Block, 205 square miles (131,200 acres) of 3D seismic data was acquired and interpreted resulting in the identification of 16 prospective areas with 54 prospects in

4

the Mirador, Guadalupe and Une formations. The 3D seismic survey represents approximately 30 % of the area within the CPO 4 Block area. The CPO 4 Block is immediately southwest of the two recent oil discoveries in the Corcel and Candelilla fields by Petrominerales and northeast-east of the Apiay and Suria producing fields which have a total recoverable of over 500 MMbbl (from IHS Source). The identified prospects are on trend with these four fields. In the Serrania Block, two prospects and one lead have been identified with 2D seismic data with similar characteristics to the Ombu heavy oil discovery in the neighboring block. In the Picachos Block, one lead has been identified. Both Serrania and Picachos Blocks will require additional seismic data to upgrade the leads to prospects and from undiscovered to prospective resources.

This evaluation uses the definition of resources and follows the guidelines from the Canadian Oil and Gas Evaluation (COGE) Handbook. At the request of the Company, no economic evaluation is conducted. The prospective and undiscovered resources are disclosed at 100% working interest and the Company's share of the gross interest before deduction of royalties to ANH. A summary of the Company's gross share of the prospective and undiscovered resources (unrisked) is as follows:

Unrisked Prospective and Undiscovered Resources – CPO 4, Serrania & Picachos Blocks

Total	Low Estimate		Best Estimate		High Estimate	
	100%	Gross	100%	Gross	100%	Gross
Light & Medium Crude	W.I.	Share	W.I.	Share	W.I.	Share
Recoverable Oil (Mbbl)	18,612	6,979	49,368	18,513	127,365	47,762
Heavy Oil						
Recoverable Oil (Mbbl)	67,535	10,019	231,686	32,985	757,082	105,086
Total	**86,147**	**16,998**	**281,054**	**51,498**	**884,446**	**152,848**

Unrisked Prospective Resources – CPO 4 & Serrania Blocks

	Low Estimate		Best Estimate		High Estimate	
	100%	Gross	100%	Gross	100%	Gross
Light & Medium Crude	W.I.	Share	W.I.	Share	W.I.	Share
Recoverable Oil (Mbbl)	18,612	6,979	49,368	18,513	127,365	47,762
Heavy Oil						
Recoverable Oil (Mbbl)	43,756	7,046	136,741	21,117	417,795	62,676
Total	**62,367**	**14,026**	**186,109**	**39,629**	**545,160**	**110,437**

Unrisked Prospective Resources – CPO 4 Block

	Low Estimate		Best Estimate		High Estimate	
	100%	Gross	100%	Gross	100%	Gross
Light & Medium Crude	W.I.	Share	W.I.	Share	W.I.	Share
Recoverable Oil (Mbbl)	18,612	6,979	49,368	18,513	127,365	47,762
Heavy Oil						
Recoverable Oil (Mbbl)	6,305	2,365	16,097	6,036	41,806	15,677
Total	**24,917**	**9,344**	**65,465**	**24,549**	**169,171**	**63,439**

5

Unrisked Prospective Resources – Serrania Block

	Low Estimate		Best Estimate		High Estimate	
Heavy Oil	100% W.I.	Gross Share	100% W.I.	Gross Share	100% W.I.	Gross Share
Recoverable Oil (Mbbl)	**37,450**	**4,681**	**120,644**	**15,081**	**375,989**	**46,999**

Unrisked Undiscovered Resources – Serrania and Picachos Blocks

	Low Estimate		Best Estimate		High Estimate	
Heavy Oil	100% W.I.	Gross Share	100% W.I.	Gross Share	100% W.I.	Gross Share
Recoverable Oil (Mbbl)	**23,780**	**2,972**	**94,945**	**11,868**	**339,287**	**42,411**

Additions may not add up due to computer rounding of the decimal places. Details of the prospective and undiscovered resources in each of the blocks are shown in the Summary Table 1. The estimated chance of success in each prospect is disclosed with the estimated recoverable resource. At the request of the Company, no economic evaluation is performed on the prospective resources at this time until a discovery is made.

In reviewing the resource estimates, it should be understood that there are inherent uncertainties and limitations with both the database available for analysis and the interpretation of such engineering and geological data. The judgments used in assessing the prospective and undiscovered resources are considered reasonable given the historical data on well performances and the knowledge of the property reviewed. Pertinent information such as extent and character of ownership of the Contracts, and all factual data submitted by the Company and the Company's representatives are believed to be true. A field inspection of the oil and gas properties was not conducted due to availability of public, published, and internal data.

If additional information is required, please advise.

Respectfully Submitted,

Petrotech Engineering Ltd.

John Yu, P. Eng.

16

CERTIFICATE OF QUALIFICATION

I, JOHN YU, P. Eng., with an office at 7536 Manzanita Place, Burnaby, British Columbia hereby certify

1. That I am a Consulting Petroleum Engineer employed by Petrotech Engineering Ltd., which company has prepared a report on the interests for Houston American Energy Corp. during the months of September and October 2010.

2. That Petrotech Engineering Ltd.'s officers or its employees have no direct or indirect interests, nor do they expect to receive any direct or indirect interest, in the properties or in any securities of Houston American Energy Corp.

3. That I attended the University of Alberta and that I graduated with a Bachelor of Science in Metallurgical Engineering in 1974. That I am a registered Professional Engineer in the Province of British Columbia, and that I have in excess of thirty-five years' experience in engineering studies, evaluation of oil and gas properties, drilling, completion, production and process engineering of oil and gas operations and evaluation of mineral properties in Canada, U. S. A., Guatemala, Nicaragua, Colombia, Australia, New Zealand, China, Kazakhstan, Russian Federation, United Arab Emirates, North Sea, Russian Federation, Argentina, Cameroon, Peru, Thailand, and Indonesia.

4. That I am a qualified evaluator and auditor as defined in National Instrument 51-101.

5. That a field inspection was deemed unnecessary due to the availability of public data and from the Company's records.

PROFESSIONAL
PROVINCE OF
J. YU
BRITISH COLUMBIA
ENGINEER

John Yu,
Professional Engineer
Reg. No. B. C. – 12068

Note: The author and Petrotech Engineering Ltd. have performed numerous reserve and resource evaluations for both public and private companies with producing and exploration properties in Colombia. The public companies are Pacific Rubiales Energy Corp. (TSX: PRE), Alange Energy Corp. (TSX V: ALE), Petro America Oil Corp. (TSX V: PTA), Benchmark Energy Corp. (TSX V: BEE), Petro Dorado Energy Ltd. (TSX V: CAV) and Petro Vista Energy Corp. (TSX V: PTV). The private companies are Hupecol S.A., Petro Nova Inc. (waiting IPO approval), P1 Energy Inc., APO Energy Inc. and Delavaco Energy Corp.

Hupecol Operated Assets

• Operator: Hupecol
• Hupecol has acquired significant
 concessions in the Llanos Basin since
 Houston American Energy’s inception in April
 2001, and has successfully monetized these
 properties through two asset sales. Houston
 American has participated with Hupecol in its
 operations since 2002. The following are
 HUSA’s effective working interests in the
 Llanos Basin based on its indirect ownership
 interests in Hupecol:
Hupecol Operations Llanos Basin
• La Cuerva	1.6% W.I.
• LLA 62	1.6% W.I.
Colombia Operations Llanos Basin

- There are currently more than 25 operators located in the Llanos Basin

Santa Marta Massif
Guajira Basin
Caribbean Sea
PANAMA
Lower Magdalena Basin
Cesar Basin
Catatumbo Basin
VENEZUELA
Serrania de Baudo
Pacific Ocean
BOGOTA
Llanos Basin
COLOMBIA
Guyana Shield
Putumayo Basin
Amazon Basin
BRAZIL
ECUADOR
PERU

HOUSTON AMERICAN ENERGY CORP

Llanos Basin
• The Llanos Basin covers an area of approximately 125,000 square miles
• Its primary geologic formations are: the Upper Cretaceous, Paleocene and
 Eocene
• The Llanos Basin is one of the most
 active basins in Colombia
Colombia
Other Llanos Basin Operators
Source: Wood Mackenzie, IHS, CIA.GOV

Overview of Hupecol (Private Company)
▪ Privately held E&P company with offices in Colombia and Texas
 • Hupecol’s managing partner currently operates significant production and gathering facilities domestically in the U.S.
 • Operates with an extensive staff of geologists, petroleum engineers, geophysical and accounting professionals
▪ One of the more active independents operating in Colombia
 • Hupecol sits on the Board of Directors of the Colombian Petroleum Association General
 Assembly along with Perenco, Petrobras, ExxonMobil, Hocol, and Terpel
▪ Proven track record
 • In June 2008, Hupecol, through Hupecol Caracara LLC as owner/operator, sold all of the
 Caracara assets to Cepsa, covering approximately 232,500 acres for USD $920 million
 • In December 2010, Hupecol, through Hupecol Dorotea and Cabiona, LLC (“HDC, LLC”) and
 Hupecol Llanos, LLC (“HL, LLC”), sold all of the HDC and HL assets, covering approximately 310,730 acres for USD $281.0 million.
 • Drilled over 125 wells in Colombia to date with a 70% success ratio

Serrania, Los Picachos
and Macaya Blocks
(Northern Putumayo Basin)

Southern Colombian Heavy Oil Belt

Locator Map
Llanos
Basin
Rubiales Field
±400
MMBO
Serrania Block
Los Picachos Block
Capella Field
±150
MMBO
Caguan Basin
Macaya Block
Orito Field
±200
MMBO
Heavy Oil Belt
Putumayo Basin
Exploration Blocks
Production Area
Serrania Block
Heavy Oil Belt
Natural Reserves

19

HOUSTON AMERICAN ENERGY CORP

▪ The prolific heavy oil belt is the next large play in Colombia
 • There is only minimal open acreage that is still available on this trend
 • The fields appear to be in large accumulations

Serrania Block
▪ Contract entered between Shona Energy (Colombia) Limited (major investors of which include
 Encap and Nabors) and Houston American Energy on June 24, 2009
▪ Right to earn an undivided twelve and one half percent (12.5%) of the rights to the Serrania Contract for Exploration and Production (the Serrania Contract) which covers the Serrania Block located in the municipalities of Uribe and La Macarena in the Department of Meta
▪ Serrania Block consists of approximately 110,769 acres
▪ Oil Royalty: 8% to 5,000 BOPD and sliding scale to 20% at 125,000 BOPD
▪ The Block is located adjacent to the recent Ombu discovery, which is estimated to have potentially over two billion barrels of oil in place
▪ The Company agreed to pay 25% of Phase 1 Work Program. The Phase 1 work program consisted of completing a geochemical study, reprocessing existing 2-D seismic data, and the acquisition, processing and interpretation of 2D seismic program containing approximately 116 kilometers of 2-D data. Phase 1 work program completed September 2009.

Serrania
Y-1973-05
Y-1973-04
Y-1973-03
Y-1973-06
Y-1973-08
Pirana-1
930000
940000
950000
960000
970000
980000
760000
750000
740000
Meters

HOUSTON AMERICAN ENERGY CORP

Serrania Phase One Seismic Program
The Phase One Seismic program
was competed in September of
2009.

Grid: Smoothed Near Cap Pay Inv Dist Smo 10 (RLG) (MediumAquamarine), Data Type: Time (A...
Serrania
Ombu
SER-2
Capella-2
Capella-1
Payara-1X
Pirana-1
Y-73-03
Y-73-04
Y-73-06
765000
760000
755000
750000
745000
740000
735000
730000
725000
720000

HOUSTON AMERICAN ENERGY CORP

Picture of Ombu field extension onto Serrania
Key Points
Ombu Field
Emerald Energy - 90% owner and operator
of the Ombu field sold to Sinochem
Resources for approximately $836 million
USD. Emerald’s major assets were
located in Syria and Colombia. Emerald’s
major Colombian asset was the Ombu
Field in the Putumayo Basin
Canacol Energy LTD (TSX-V: CNE) - 10%
owner of the Ombu field is estimating that
there is up to 2.4 billion barrels of original
oil in place on the Ombu field
In 2009 Emerald Energy after drilling 7
wells on the Ombu field was given potential
recoverable reserves of 220 million barrels
by Netherland, Sewell & Associates, Inc.
Production rates of the 7 wells ranged from
108 to 437 bbl/d
Source: Emeraldenergy.com, Canacolenergy.com

Serrania
Picachos TEA
3405 ac
1185 ac
Ombu
SERRANIA TIME WITHOUT LINE 9N
CI = 10 ms

HOUSTON AMERICAN ENERGY CORP

Los Picachos Block
Los Picachos establishes a future
growth area for the Serrania
concession
Initial 2-D data has identified several
large prospects located on the Los
Picachos Block similar to those
found on the Ombu Block to the
south east
Los Picachos encompasses an
86,235 acre region located to the
west and northwest of the Serrania
block

SHONA EN
Serrania 1
(n.a.)
SERRANIA
SHONA EN
Yari Sub-basin
LOS PICACHOS
HUPECOL
CAPELLA
COL
Pirana 1
OMBU
EMERALD EN
COL
Payara 1
1397(1976)
DURILLO
EMERALD EN

HOUSTON AMERICAN ENERGY CORP

Macaya Block
Macaya establishes a
future growth area for the
Serrania concession
Macaya encompasses an
195,201 acre region
located to the east and
southeast of the Serrania
block
Los Picachos
349.13Sqkm - 86,249 acres
Ombu Field
63 to 231 MMBOE
Recoverable
Macaya
790.16 Sqkm - 195,201 acres
Serrania
448.47 Sqkm - 110,790 acres
Houston American Energy Corp owns a 12.5 % interest in the Serrania, Los Picachos and Macaya E & P Blocks.

Phase & Duration	Commitment	Estimated Investment (US$)
		Total Cost (Gross)
No. 1 – 36 months	Acquisition, processing and interpretation of 50 kms 2D seismic Drilling of one A3 exploratory well	2.250.000 3.000.000
No. 2 - 18 months	Drilling of one A3 exploratory well	3.000.000
No. 3 - 18 months	Drilling of one A3 exploratory well	3.000.000
	Total	11.250.000

MACAYA E&P EXPLORATORY PROGRAM

Phase & Duration	Commitment	Estimated Investment (US$)
		Total Cost (Gross)
No. 1 – 36 months	Acquisition, processing and interpretation of 160 kms 2D seismic Drilling of one A3 exploratory well	7.200.000 3.000.000
No. 2 - 36 months	Drilling of two A3 exploratory wells	6.000.000
	Total	16.200.000

HOUSTON AMERICAN ENERGY CORP

Los Picachos and Macaya Work Commitments
LOS PICACHOS E&P EXPLORATORY PROGRAM

SK Innovation - CPO 4 Block

45,737
35,828
43,864
Sales
2008
2009
2010

sales growth

22.4 %

	KRW in billions		US$ in millions	
	2010	2009	2010	2009
Sales	₩ 43,864	₩ 35,828	$ 38,514	$ 30,685
Operating income	1,714	908	1,505	777
Net income	1,208	680	1,061	582
Operating income margin	3.9%	2.5%	3.9%	2.5%

HOUSTON AMERICAN ENERGY CORP

Overview of SK Innovation
Large Asian conglomerate with an integrated business model
Source: SK Energy 2010 Annual Report
1 USD = 1182 KRW
SK Innovation participates in 29 oil and gas blocks and four LNG projects in 16 countries, with daily production volume averaging
59,000 barrels of oil equivalent per day in 2010.
E&P Business
Petrochemical Business
SK Global Chemical is the undisputed leader in the petrochemical business in Korea. During 2010 SK sold 1.2 million tons of
petrochemical products for $10.58 billion USD in sales in 2009
Lubricants Business
SK Lubricants is a leading lubricant manufacturer in Korea. During
2010 SK Lubricants had sales of 1.7 billion and operating income of
252.6 million.
Refining and Petroleum Business
In 2010, SK Energy had $27.12 billion USD in sales, with refining capacity of 1.1 million barrels of oil per day. This represents the largest capacity in Korea, as well as one of the largest in all of Asia
It should also be noted that SK Innovation has Research and
Development and Technology businesses that are leaders in the industry.

SK Energy - Farmout Agreement and JOA - CPO 4
▪ Contract entered between National Hydrocarbon Agency of Colombia and SK Energy
▪ Right to earn an undivided 37.5% of the rights of the CPO 4 Contract located in the Western Llanos
 Basin in the Republic of Colombia
▪ CPO 4 Block consists of 345,452 net acres and contains over 50 identified prospects based on 3D seismic data
▪ The Block is located along the highly productive western margin of the Llanos Basin and is adjacent to Apiay field which is estimated to have in excess of 610 million barrels of 25-33 API oil in place.
 On the CPO 4 Block’s Northeast side lies the Corcel and Guatiquia Blocks where well rates of 2,000 to 15,800 barrels of initial production per day have been announced for recent discoveries.
▪ In addition, the CPO 4 Block is located nearby oil and gas pipeline infrastructure.
▪ The Company has agreed to pay 37.5% of all past and future cost related to the CPO 4 block as well as an additional 12.5% of the seismic acquisition costs incurred during Phase 1 Work Program
▪ All future cost and revenue sharing (excluding the phase 1 seismic cost) will be on a heads up basis; 50% SK Energy, 37.5% HUSA, and 12.5% Gulf United Energy - no carried interest or other promoted interest on the block

Block Overview

- **Participants**
  - SK Energy: 50.0% (Operator)
  - Houston American Energy: 37.5%
  - Gulf United Energy: 12.5%

- **Exploration Period & Work Obligation**

PHASE	PERIOD	WORK OBLIGATION
Phase 0	'08.12.18 ~ '09.6.17 (6 mos.)	• Phase 0 Report
Phase 1	'09. 6.18 ~ '12. 6.17 (3 yrs.)	• 400 km 2D Seismic Reprocessing → **Done (1,280 km)** • 387.5 km² 3D Seismic Acquisition → **Done (530 km²)** • 2 Exploration Wells
Phase 2	'12. 6.18 ~ '15. 6.17 (3 yrs.)	• 400 km 2D Seismic Reprocessing → **Done** • 3 Exploration Wells

- **Security in the Area**
  - Low presence of insurgent groups in the area
  - Low rates of common crime in the municipalities inside the block

BOGOTA D.C.
Apiay
Oil pipe
Gas pipe

- **Basin:** Western Llanos
- **Area:** 139,859 ha (1,398.59 km²)
- **Contract Type:** E&P

Surrounded Area by Existing Fields

Source Rock

Cupiagua
1.3 BBIOP
45 API
Santiago Complex
>150 MMBOIP
24~28 API
Apiay
610 MMBOIP
25~33 API
Castilla
2.2 BBOIP
14~16 API
Camoa
5.5 MMBOIP
14 API
Valdivia
12 MMBOIP
23 API
Caracara Complex
100 MMBOIP
14~25 API
Rubiales
942 MMBOIP
14 API

Corcel
Current average production of 10,000 Bbl/d
from 9 wells drilled since July of 2007
Guatiquia Block
January 5, 2011 - Yatay-1 well
commenced production at over
10,440 barrels of oil per day of
43 degree API, and in its first
four months produced approx.
1.1 million barrels of oil.
The Candelilla structure
produced over 7.3
million barrels of light oil in
2010 from the Lower Sand-3
and Guadalupe formations

CHAPARRAL-1
LOS TROMPILLOS-1
POMARROSO-1
LOS TROMPILLOS-2
LOS TROMPILLOS-3
UPIA-1
COPORO-1
CUMARAL-1AX
CORCEL-3
CORCEL-2
CORCEL-1
METICA-1
GUAYACAVIA-1
VANGUARDIA-1
BARCO
ANACONDA-1
LA REFORMA-1
GUATIQUIA-1
APIAY-1
BLOCK CPO-4
UNE
LIBERTAD-1
CANO BRAVO-1
SURIA-1
DINO-1
SURIA SUR-1
HERMITOS-1
C9
SURIA SUR-3
CHICHIMENE-1
MURUJUY-1
LUNA ROJA-1
CASTILLA-1
Guadalupe
VORAGINE-1

HOUSTON AMERICAN ENERGY CORP

Reservoir Distribution

Multi Reservoir

Reservoir Rock

NW
CPO-4
SE
ZONA AXIAL CORDILLERA ORIENTAL
PIEDEMONTE
MEDINA-1
APIAY ESTE-1
BENGALA 19º API
RUBIALES 12.6º API
STO- 4
GUAYABO
LEON SELLO REGIONAL
MIRADOR RESERVORIO
BARCO - LOS CUERVOS
GUADALUPE RESERVORIO
GACHETA GENERADOR
UNE RESERVORIO
BASAMENTO ECONOMICO
BASAMENTO CRISTALINO
TERCIARIO
CRETACICO
JURASICO
CUENCA LLANOS

Excellent Working Environment

Working Environment

Highway 65
Army Base
Highway 40

Thrust Play
Corcel Play
Negritos Downdip Play

HOUSTON AMERICAN ENERGY CORP

Multiple Reservoir Plays

Corcel
A New Exploration Trend
PETROMINERALES
CORCEL
10 km

HOUSTON AMERICAN ENERGY CORP

Corcel Overview
Source: Petrominerales.com

Corcel/Guatiquia/South Block 31

- Discovered 48 million barrels of proved plus probable reserves
- Significant prospect inventory
- Caruto-1 discovery demonstrates prospectively in the northeast section of the block, well tested over 10,000 bopd of 31 degree API oil
- Yatay-1 well drilled at the southwest section of the trend tested over 10,000 bopd of 43 degree API oil
- Recently announced Cobra-1 well on production at over 4,000 bopd of 16 degree API oil
- Plan to drill up to 16 wells in 2011

Block 31
Socaco
Babaco
Caspio
Macapay
Cardenal
Caruto
Cobra
Corcel C
Corcel B
Corcel E
Corcel D
Corcel A
Corcel
Guatiquia
Candelilla
Azalea
Yatay
10 km
Producing exploitation areas
Planned 3D seismic
Existing 3D seismic
Exploration well

HOUSTON AMERICAN ENERGY CORP

Corcel Overview
Source: Petrominerales.com

Corcel

Long-term Exploration & Development Potential

PETROMINERALES

Corcel-G
Corcel-E1
Corcel-F1
Corcel-C1
Corcel-C3
Corcel-D3
Corcel Boa-1
Corcel-D1
Corcel-D2
Corcel-A3
Corcel-A2
Corcel-A1
Corcel-A4

HOUSTON AMERICAN ENERGY CORP

Corcel Overview (continued)
Source: Petrominerales.com

Historical Corcel Production

Building a Solid Production Base

25,000
20,000
15,000
10,000
5,000
0
bopd
12.0
10.0
8.0
6.0
4.0
2.0
0.0
millions of barrels
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10

- Majority of wells now in the flattened portion of the production decline curve
- Significant inventory of exploration locations with majority of Block still to be explored

TSX : PMG | 11

HOUSTON AMERICAN ENERGY CORP

Corcel Overview (continued)
Source: Petrominerales.com

Source: CKCC Research
Daily Production (BOEPD)
Time (YEARS)

Corcel Composite
bopd
Producing Days

HOUSTON AMERICAN ENERGY CORP

Corcel Overview (continued)
Source: Petrominerales.com; CKCC Research
Corcel Production Profile
Bakken/3F Production Profile
▪ As can be seen from the two production curves; the Corcel production curve starts at an average of 6,000 Bbl/d and declines to approximately 2,000 Bbl/d at the end of the first year; whereas the typical Bakken/Three Forks well starts at 1,800 Bbl/d and declines to approximately 190 Bbl/d at the end of the first year.

Corcel Overview (continued)
▪ Production from Corcel’s wells have averaged in excess of 5,500 barrels of oil per day for the first thirty days of production declining to approximately 2,000 barrels of oil per day after the first year of production.
▪ Production after the first year of production is expected to decline marginally at 10%
 per annum
▪ Multiple stacked pay sands
▪ Active water drive is expected to result in high ultimate recoveries
Source: Petrominerales.com

Guatiquia Block - Candelilla and Yatay Wells
▪ Guatiquia Block is located directly adjacent to the CPO-4 Block, with the Candelilla wells located approximately 3 kilometers away from the CPO-4 block
▪ Candelilla-1 commenced drilling on November 9, 2009 and was drilled to a total vertical depth of
 11,681 feet on December 16, 2009. Well logs indicated 97 feet of potential net oil pay in the
 Lower Sand 3 formation and 13 feet of potential net oil pay in the Upper Mirador. The well commenced production at over 11,500 bopd of 44 degree API oil with less then 1% water cut.
▪ Candelilla-2 well commenced drilling on December 26, 2009 and was drilled to a total vertical depth of 11,740 feet on January 31, 2010. Well logs indicate 88 feet of potential net oil pay in the
 Lower Sand 3 formation and 51 feet of potential net oil pay from three separate sands in the
 Guadalupe formation. The well commenced production at over 15,800 bopd of 43 degree API with less then a 1% water cut.
▪ Candelilla-3 well commenced drilling on February 18, 2010 and was drilled to a total measured depth of 12,162 feet in under 30 days. Well logs indicate 50 feet of potential net oil pay in the
 Lower Sand 3 and 46 feet of potential oil pay in two separate intervals in the Guadalupe formation. The well commenced production at over 15,600 bopd of 43 degree API with less then a
 1% water cut.
▪ Yatay-1 well commenced drilling on November 19, 2010 and was put on production on January 4,
 2011. Well logs indicate 114 feet of potential oil pay in the Lower 3 sand. The well commenced production at over 10,440 bopd of 43 degree API with less then a 1% water cut under natural flow.
 The well produced over 1.1 million barrels of oil in its first 4 months of production.
Source: Petrominerales.com

Corcel
Candelilla
Apiay / Suria Area
3D Seismic
(205 sm)
CPO 4
(540 sm)
New 3D Areas
Yatay - 1 well

Tamandua #1 Well Status
▪ The well was spudded on July 12, 2011 with a proposed target depth of 16,300’.

▪ The well was drilled to 6,830’and casing was set for the first section of the well.
 Upon drilling the Lower Carbonera section of the well, the well encountered a significant kick from the uppermost pay sand expected in the well (the C-7) between the interval of approximately 12,200’ to 12,500’.

▪ Upon re-entering the hole following a bit change from approximately 13,626’ the drill pipe got stuck and twisted off below casing. Operator made a decision to sidetrack the well.
▪ Drilling is underway in the side tracked hole with new modified well program.
▪ We believe a significant amount of geologic risk has been reduced in the well and are encouraged about the prospects of our lower sands due to the tendency of stacked pay sequences in this area in the Llanos Basin.
Source: Petrominerales.com

Appendix

Stock Price Performance Chart

5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
March 2008: Hupecol Sells Caracara Prospect for $920MM
June 2009: Farmout agreement with Shona Energy
October 2009: Farmout agreement with SK Energy
July 2010: 2nd Farmout agreement with SK Energy
Dec. 2010: Hupecol Sells DC & Llanos Prospects for $281MM
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11

Period	Period Start Date	Average Close	Average Daily Volume	Total Volume Traded	Daily Closing Price High	Daily Closing Price Low
Last Month	7/4/2011	$16.55	216,485	4,329,700	$19.78	$13.15
Last 60 Days	6/4/2011	15.56	216,744	9,320,000	$19.78	$12.80
Last 90 Days	5/4/2011	16.42	202,136	12,936,700	$20.44	$12.80
Last 120 Days	4/4/2011	16.51	186,818	15,879,500	$20.44	$12.80
Last 365 days	8/4/2010	16.03	171,485	43,385,700	$20.44	$10.68

HOUSTON AMERICAN ENERGY CORP

Management Biography
 John F. Terwilliger, President and CEO
 John F. Terwilliger has served as the Company's President, Chairman and Chief Executive Officer since its inception in April 2001. From 1988 to 2001, Mr. Terwilliger served as Chairman of the Board and President of
 Moose Oil and Gas Company, a Houston based exploration and production company focused on operations in the
 Texas Gulf Coast region. Prior to 1988, Mr. Terwilliger was Chairman of the Board and President of Cambridge Oil
 Company, a Texas based exploration and production company. John is a member of the Houston Geological
 Society, Houston Producers Forum, Independent Petroleum Association of America and the Society of Petroleum
 Engineers.
 James J. Jacobs -Chief Financial Officer
 James “Jay” Jacobs has served as the Company’s Chief Financial Officer since joining the Company in July 2006.
 From April 2003 until joining the Company in July 2006, Mr. Jacobs served as an Associate and as Vice President in the Energy Investment Banking division at Sanders Morris Harris, Inc., an investment banking firm headquartered in Houston Texas, where he specialized in energy sector financings and transactions for a wide variety of energy companies. Prior to joining Sanders Morris Harris, Mr. Jacobs worked as a financial analyst for
 Duke Capital Partners where he worked on the execution of senior secured, mezzanine, volumetric production payment, and equity transactions for exploration and production companies. Prior to joining Duke Capital Partners,
 Mr. Jacobs worked in the Corporate Tax Group of Deloitte and Touché LLP. Mr. Jacobs holds a B.B.A. and a
 Masters in Professional Accounting from the McCombs School of Business at the University of Texas in Austin and
 is a Certified Public Accountant.
Kenneth A. Jeffers - Senior Vice President of Exploration
Kenneth “Ken” Jeffers brings to Houston American Energy 28 years of oil and gas industry experience. Mr. Jeffers began his career as an exploration geophysicist with Mobil Oil, later serving as a staff geophysicist and senior geophysicist with such companies as Anadarko Petroleum, Pennzoil and Hunt Oil and Vice President Geophysics
 at Goodrich Petroleum Corp. Prior to his appointment as Senior Vice President of Exploration, Mr. Jeffers worked with Houston American for six months as a consultant focusing on identification of prospects on the Company’s large Colombian acreage position.

 Lee Tawes
 Mr. Tawes is Executive Vice President, Head of Investment Banking and a Director of Northeast Securities, Inc. Prior to
 joining Northeast Securities, Mr. Tawes held management and research analyst positions with C.E. Unterberg, Towbin,
 Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001. Mr. Tawes has served as a
 Director of Baywood International, Inc. since 2001 and of GSE Systems, Inc. since 2006. Mr. Tawes is a graduate of Princeton
 University and received his MBA from Darden School at the University of Virginia
 Stephen Hartzell
 Since 2003, Mr. Hartzell has been an owner/operator of Southern Star Exploration, LLC, an independent oil and gas company. From 1986 to 2003, Mr. Hartzell served as an independent consulting geologist. From 1978 to 1986, Mr. Hartzell served as a petroleum geologist, division geologist and senior geologist with Amoco Production Company, Tesoro Petroleum
 Corporation, Moore McCormack Energy and American Hunter Exploration. Mr. Hartzell received his B.S. in Geology from
 Western Illinois University and an M.S. in Geology from Northern Illinois University.
 John Boylan
 Mr. Boylan has served as a financial consultant to the oil and gas industry since January 2008. Mr. Boylan served as a manager of Atasca Resources, an independent oil and gas exploration and production company, from 2003 through 2007.
 Previously, Mr. Boylan served in various executive capacities in the energy industry, including both the exploration and production and oil services sectors. Mr. Boylan’s experience also includes work as a senior auditor for KPMG Peat Marwick and a senior associate project management consultant for Coopers & Lybrand Consulting. Mr. Boylan holds a B.B.A. with a major in Accounting from the University of Texas and an M.B.A. with majors in Finance, Economics and International Business from New York University.
   Dr. Richard J. Howe
   Dr. Howe began his energy career at Shell Oil Company where he designed and built offshore mobile drilling units and production platforms. During Dr. Howe’s time with Shell, he was one of the founding Directors of the Offshore Technology
 Conference (“OTC”), which is now the world’s foremost event for the development of offshore oil and gas resources. After leaving Shell Oil Company, Dr. Howe spent 20 years with Exxon where he was responsible for Exxon’s oil production in Lake
 Maracaibo, Venezuela. Upon leaving Venezuela, Dr. Howe became General Manager of oil and gas drilling and production research for Exxon worldwide. His final assignment with Exxon was as Public Relations Manager. Upon leaving Exxon, Dr.
 Howe joined Pennzoil where he served as President and Chief Operating Officer until his retirement.
Board of Directors